Exhibit 10.2

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of August 28, 2019, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”), OGIO INTERNATIONAL, INC., a Utah corporation, (“Ogio”), TRAVISMATHEW, LLC, a California limited liability company (“travisMathew”, and together with Parent, Callaway Sales, Callaway Operations, and Ogio, collectively, “Existing U.S. Borrowers”), JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation (“New Borrower” and together with the Existing U.S. Borrowers, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA, a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany (“German Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England (registered number 02756321) (“U.K. Borrower” and together with the Existing U.S. Borrowers, German Borrower, and Canadian Borrower, collectively, “Existing Borrowers”; and the New Borrower together with the Existing Borrowers, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), and the other Obligors party hereto.
RECITALS
A.    Existing Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Fourth Amended and Restated Loan and Security Agreement dated as of May 17, 2019 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Existing Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.
B.    Pursuant to that certain Fee Letter, dated as of May 17, 2019 (as amended, restated, supplemented or otherwise modified from time to the, the “Fee Letter”), by and among Existing U.S. Borrowers and Agent, each Existing U.S. Borrower has agreed to pay certain fees to Agent on the terms set forth therein;
C.    Obligors have requested that Agent and the Supermajority Lenders amend the Loan Agreement, which Agent and the Supermajority Lenders are willing to do pursuant to the terms and conditions set forth herein.
D.    Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments to Loan Agreement.
(a)    New Borrower is hereby added as a co-borrower under the Loan Agreement with the same force and effect as if New Borrower had duly executed and delivered the Loan Agreement as a Borrower thereunder in addition to the Existing Borrowers and agrees to all of the terms and provisions of the Loan Agreement applicable to it as a “Borrower” and “U.S. Borrower” thereunder. Without limiting the foregoing:
(i)    The definition of “Borrowers” in the preamble of the Loan Agreement is hereby amended to include New Borrower in addition to the Existing Borrowers.
(ii)    The definition of “U.S. Borrowers” in the Loan Agreement is hereby amended to include New Borrower in addition to the existing U.S. Borrowers.
(iii)    New Borrower and each of the existing U.S. Borrowers shall be jointly and severally liable for all Obligations (and, for the avoidance of doubt, New Borrower shall be deemed a U.S. Facility Guarantor, a Canadian Facility Guarantor, a German Facility Guarantor, and a U.K. Facility Guarantor).
(iv)    Schedules 8.6.1 and 9.1.13 to the Loan Agreement are hereby amended and restated in their entirely with the corresponding schedules attached hereto as Exhibit A.
(v)    New Borrower hereby represents and warrants to Agent and the Lenders that the representations and warranties applicable to Borrowers in the Loan Agreement (after giving effect to the inclusions of New Borrower and the information set forth in as Exhibit A hereto) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(vi)    New Borrower hereby agrees to perform all of the covenants and agreements applicable to Borrowers and U.S. Borrowers in the Loan Agreement.
(vii)    Agent and the Lenders shall have all of the rights, remedies, interests and powers as against New Borrower as provided to Agent and the Lenders in relation to Borrowers and U.S. Borrowers in the Loan Agreement.
(viii)    To secure the prompt payment and performance of all Obligations (including, without limitation, all Obligations of the Guarantors), New Borrower hereby grants to Agent, for the benefit of the Secured Parties, a continuing security interest in and Lien upon all Property of New Borrower, in which New Borrower has rights, or the power to transfer rights, including all of the following Property of New Borrower, whether now or in the future, and wherever located:

(1)    all Accounts;
(2)    all Goods, including Inventory, Equipment and fixtures;
(3)    all Deposit Accounts (including all cash, cash equivalents, financial assets, negotiable instruments and other evidence of payment, and other funds on deposit therein or credited thereto);
(4)    all securities accounts (including any and all Investment Property held therein or credited thereto);
(5)    all General Intangibles, including Intellectual Property (including the right to sue and recover for any and all past, present or future infringements of, violations of, dilution of or other damages or injuries to any Intellectual Property);
(6)    all monies, whether or not in the possession or under the control of Agent, a Lender, or a bailee or Affiliate of Agent or a Lender, and any Cash Collateral;
(7)    all Supporting Obligations;
(8)    all Instruments, Documents and Chattel Paper;
(9)    all Investment Property
(10)    all Letters of Credit (as defined in the UCC) and Letter-of-Credit Rights;
(11)    all Commercial Tort Claims, including those shown on Schedule 9.1.24 to the Loan Agreement;
(12)    all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any of the Property described in Section 7.1.1(a) to the Loan Agreement; and
(13)    all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to any of the Property described in Section 7.1.1(a) to the Loan Agreement.
(b)    Clause (b) of the definition of “Excluded Property” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(b)    assets owned by any U.S. Domiciled Obligor on the date hereof or hereafter acquired and any proceeds thereof that are subject to a Lien permitted by Section 10.2.1(j) or Section 10.2.1(p) of the Credit Agreement to the extent and for so long as the contract or other agreement in which such Lien is granted (or the documentation providing for the Capital Lease, Off-Balance Sheet Liability or purchase money obligation subject to such Lien) validly prohibits the creation of any other Lien on such assets and proceeds;”
(c)    Section 12.2.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Lien Releases; Care of Collateral. Secured Parties authorize Agent to release any Lien with respect to any Collateral (a) upon Full Payment of the Obligations; (b) that is the subject of an Asset Disposition which Borrowers certify in writing to Agent is a disposition permitted hereunder or a Lien which Borrowers certify is a Permitted Lien entitled to priority over Agent’s Liens (and Agent may rely conclusively on any such certificate without further inquiry); (c) that does not have, when aggregated with all other released Collateral under this clause (c) in any calendar year, a book value greater than $5,000,000; or (d) with the written consent of all Lenders. Secured Parties authorize Agent to release or subordinate its Liens to any Lien permitted under Section 10.2.1(j) or Section 10.2.1(p). Agent shall have no obligation to assure that any Collateral exists or is owned by a Borrower, or is cared for, protected, insured or encumbered, nor to assure that Agent’s Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral.”
2.    Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:
(a)    Amendment. Agent shall have received this Amendment, executed by Agent, each Obligor and the Supermajority Lenders in a sufficient number of counterparts for distribution to all parties.
(b)    Acknowledgement to the Intercreditor Agreement. Agent shall have received the Acknowledgement to the Intercreditor Agreement, executed by New Borrower, and acknowledged by Agent and the Term Loan Collateral Agent, in a sufficient number of counterparts for distribution to all parties.
(c)    Lien Searches. Agent shall have received UCC, title and Lien searches and other evidence reasonably satisfactory to Agent that its Liens are the only Liens upon New Borrower’s Collateral, other than Permitted Liens.
(d)    Liens. Agent shall have received satisfactory evidence that Agent shall have a valid and perfected first priority (except as otherwise permitted hereunder) Lien and security interest in New Borrower’s Collateral (including acknowledgments of all filings, registrations or recordations necessary to perfect its Liens in New Borrower’s Collateral).
(e)    Fees. All filing and recording fees and taxes shall have been duly paid or arrangements satisfactory to Agent shall have been made for the payment thereof.
(f)    Officer’s Certificate. Agent shall have received certificates, in form and substance satisfactory to it, from a knowledgeable Senior Officer of New Borrower certifying that, after giving effect to the transactions hereunder, (i) New Borrower is Solvent; (ii) no Default or Event of Default exists; (iii) the representations and warranties set forth in Section 9 of the Loan Agreement are true and correct; and (iv) New Borrower has complied with all agreements and conditions to be satisfied by it under the Loan Documents.
(g)    Secretary Certificate. Agent shall have received a certificate of a duly authorized officer of New Borrower, certifying (i) that attached copies of New Borrower’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents. Agent may conclusively rely on this certificate until it is otherwise notified by New Borrower in writing.

(h)    Legal Opinion. Agent shall have received a written opinion of Gibson, Dunn & Crutcher LLP with respect to New Borrower, in form and substance satisfactory to Agent.
(i)    Charter Documents; Good Standing Certificates. Agent shall have received copies of the charter documents of New Borrower, certified by the Secretary of State or other appropriate official of New Borrower’s jurisdiction of organization. Agent shall have received good standing certificates for New Borrower, issued by the Secretary of State or other appropriate official of New Borrower’s jurisdiction of organization and each jurisdiction where such New Borrower’s conduct of business or ownership of Property necessitates qualification.
(j)    Insurance. Agent shall have received copies of policies or certificates of insurance for the insurance policies carried by New Borrower, all in compliance with the Loan Documents, together with endorsements naming Agent as lender loss payee (with respect to property policies only) or additional insured, as appropriate, each in form and substance satisfactory to Agent.
(k)    Diligence. New Borrower shall have provided, in form and substance satisfactory to Agent, Issuing Banks and Lenders, all documentation and other information as Agent or any Lender deems appropriate in connection with applicable “know your customer” and anti‑money‑laundering rules and regulations, including the Patriot Act, Beneficial Ownership Regulation and the AML Legislation. If New Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to Agent, Issuing Banks and Lenders.
(l)    Representations and Warranties. The representations and warranties set forth herein must be true and correct.
(m)    No Default. No event has occurred and is continuing that constitutes an Event of Default.
(n)    Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.
3.    Joinder of New Borrower to the Fee Letter. By its execution of this Agreement, New Borrower hereby (a) agrees that from and after the date of this Agreement, it shall be a “U.S. Borrower” party to the Fee Letter as if it were a signatory thereto and shall be bound by all of the provisions thereof, and (b) agrees that it shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth in the Fee Letter applicable to U.S. Borrowers. New Borrower hereby agrees that each reference to “U.S. Borrower” or “U.S. Borrowers” in the Fee Letter shall include New Borrower. New Borrower acknowledges that it has received a copy of the Fee Letter and that it has read and understands the terms thereof.
4.    Representations and Warranties. Each Obligor represents and warrants as follows:
(a)    Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.
(b)    Enforceability. This Amendment has been duly executed and delivered by each Obligor. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and is in full force and effect.
(c)    Representations and Warranties. The representations and warranties contained in each Loan Document to which any Obligor is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.
(d)    Due Execution. The execution, delivery and performance of this Amendment are within the power of each Obligor, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Obligor.
(e)    No Default. No event has occurred and is continuing that constitutes an Event of Default.
5.    Deposit Accounts. Within 90 days of the date hereof (or such longer period as agreed to by Agent in its sole discretion), the New Borrower shall take all actions necessary to establish Agent’s control of all Deposit Accounts (including Dominion Accounts) and securities accounts maintained by the New Borrower; provided, however, that such control shall not be required for Excluded Deposit Accounts.
6.    Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.
8.    Reference to and Effect on the Loan Documents.
(a)    Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement, the Fee Letter, or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Loan Agreement, the Fee Letter, or any other Loan Document shall mean and refer to such agreement as supplemented by this Amendment.
(b)    Except as specifically amended above, the Loan Agreement, the Fee Letter and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
9.    Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. Subject to and without limiting the foregoing, all security interests, pledges, assignments and other Liens and Guarantees previously granted by any Obligor pursuant to the Loan Documents are hereby reaffirmed, ratified, renewed and continued, and all such security interests, pledges, assignments and other Liens and Guarantees shall remain in full force and effect as security for the Obligations on and after the date hereof.
10.    Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.
11.    Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
12.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS: CALLAWAY GOLF COMPANY, a Delaware corporation By: /s/Brian P. Lynch Name: Brian P. Lynch Title: Executive Vice President and Chief Financial Officer
Address for Borrower Agent:

Callaway Golf Company
2180 Rutherford Road
Carlsbad, CA 92008
Attention: Brian P. Lynch
Telephone: (760) 804-4056
Email: Brian.Lynch@callawaygolf.com

With a copy to:

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166-0193
Attention: Aaron F. Adams
Facsimile: (212) 351-2494
Email: AFAdams@gibsondunn.com

CALLAWAY GOLF SALES COMPANY, a California corporation By: /s/Jennifer L. Thomas Name: Jennifer L. Thomas Title: Chief Financial Officer and Treasurer
CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation By: /s/Jennifer L. Thomas Name: Jennifer L. Thomas Title: Treasurer
OGIO INTERNATIONAL, INC., a Utah corporation By: /s/Patrick S. Burke Name: Patrick S. Burke Title: Vice President and Treasurer

TRAVISMATHEW, LLC, a California limited liability company By: /s/Patrick S. Burke Name: Patrick S. Burke Title: Treasurer
JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation By: /s/Brian P. Lynch Name: Brian P. Lynch Title: President and Chief Executive Officer
CALLAWAY GOLF INTERACTIVE, INC. a Texas corporation By: /s/Jennifer L. Thomas Name: Jennifer L. Thomas Title: Chief Financial Officer
CALLAWAY GOLF INTERNATIONAL SALES COMPANY, a California corporation By: /s/Patrick S. Burke Name: Patrick S. Burke Title: President
CALLAWAY GOLF CANADA LTD., a Canada corporation By: /s/Patrick S. Burke Name: Patrick S. Burke Title: Director
CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England and Wales By: /s/Patrick S. Burke Name: Patrick S. Burke Title: Director By: /s/ Neil Howie Name: Neil Howie Title: Director

CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED,
a company limited by shares incorporated under the laws of England and Wales
By: /s/ Neil Howie
Name: Neil Howie
Title: Director

By: /s/ Steven Gluyas
Name: Steven Gluyas
Title: Director

CALLAWAY GERMANY HOLDCO GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany
By: /s/Patrick S. Burke
Name: Patrick S. Burke
Title: Managing Director

By: /s/ Melody Harris‑Jensbach
Name: Melody Harris‑Jensbach
Title: Managing Director

JW STARGAZER HOLDING GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany
By: /s/ Melody Harris‑Jensbach
Name: Melody Harris‑Jensbach
Title: Managing Director

By: /s/ Ante Franicevic
Name: Ante Franicevic
Title: Managing Director

SKYRAGER GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany
By: /s/ Melody Harris‑Jensbach
Name: Melody Harris‑Jensbach
Title: Managing Director

By: /s/ Ante Franicevic
Name: Ante Franicevic
Title: Managing Director

JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA,
a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany, acting through its managing partner, SKYRAGER GMBH
By: /s/ Melody Harris Jensbach_
Name: Melody Harris Jensbach
Title: Managing Director

By: /s/ Ante Franicevic
Name: Ante Franicevic
Title: Managing Director

JACK WOLFSKIN RETAIL GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany
By: /s/ Melody Harris Jensbach
Name: Melody Harris Jensbach
Title: Managing Director

By: /s/ Ante Franicevic
Name: Ante Franicevic
Title: Managing Director

AGENT AND LENDERS
BANK OF AMERICA, N.A., as Agent and as a U.S. Lender
By: /s/ James Fallahay
Name: James Fallahay
Title: Senior Vice President

Address:

Bank of America, N.A.
520 Newport Center Drive, Ste. 900
Newport Beach, CA 92660
Attn: James Fallahay
E-Mail: james.fallahay@baml.com
Telecopy: (415) 228-5278

With a copy to:

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, California 90071-3132
Attn: Marshall Stoddard, Jr., Esq.
E-Mail: mstoddard@morganlewis.com
Telecopy: (213) 612-2501

BANK OF AMERICA, N.A. (acting through its London branch), as a U.K. Lender and a German Lender By: /s/ James Fallahay Name: James Fallahay Title: Senior Vice President Address: On File with Agent

BANK OF AMERICA, N.A.
(acting through its Canada branch), as a Canadian Lender
By: /s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

Address:

Bank of America, N.A.
181 Bay Street, Suite 400
Toronto, ON M5J 2V8
Attn: Sylwia Durkiewicz
E-Mail: sylwia.durkiewicz@baml.com
Telecopy: (312) 453-4041

SUNTRUST BANK, as a U.S. Lender, a Canadian Lender, a U.K. Lender, and a German Lender By: /s/ Dan Clubb Name: Dan Clubb Title: Director Address: On File with Agent

MUFG UNION BANK, N.A., as a U.S. Lender, a Canadian Lender, a U.K. Lender, and a German Lender By: /s/ Peter Ehlinger Name: Peter Ehlinger Title: Vice President Address: On File with Agent

JPMORGAN CHASE BANK, N.A.,
as a U.S. Lender

By: /s/ Daniel Stampfel
Name: Daniel Stampfel
Title: Authorized Officer

Address:

2200 Ross Avenue, 9th FL
Dallas, TX 75201
Attn: Daniel Stampfel
E-Mail: daniel.j.stampfel@jpmorgan.com
Telecopy: 214-965-2594

JPMORGAN CHASE BANK, N.A.
LONDON BRANCH,
as a U.K. Lender and a German Lender

By: /s/ Kennedy A. Capin
Name: Kennedy A. Capin
Title: Executive Director

Address:

JPMorgan Chase Bank, N.A.,
25 Bank Street, Canary Wharf
London, E14 5JP
Attn: Kennedy Capin
E-Mail: kennedy.a.capin@jpmorgan.com
Telecopy: +44 (0)20 3493 1365

JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH,
as a Canadian Lender

By: /s/ Auggie Marchetti
Name: Auggie Marchetti
Title: Authorized Officer

Address:

JPMorgan Chase Bank, N.A.,
66 Wellington Street West, 45th Floor
Toronto, ON M5K 1E7
Attn: Auggie Marchetti
E-Mail: agostino.a.marchetti@jpmorgan.com